Gabriel Wisdom, who is President of American Money Management Funds, and Managing Director of American Money Management, LLC, adviser to the Fallen Angels Value Fund and Fallen Angels Income Fund, hosts a periodic radio show called Financial Wisdom.  During this show Mr. Wisdom may mention or discuss the two mutual funds.  Below is a script to be read during the end of every radio show Mr. Wisdom hosts.

During the course of the show, we may have made reference to our no-load mutual funds, the Fallen Angels Value Fund and the Fallen Angels Income Fund.

Please carefully consider each fund’s objectives, risks, charges and expenses before investing. The prospectus contains this and other important information. Please read the prospectus carefully before you invest.

To obtain a prospectus, please call American Money Management Funds at (888) 999-1395 or visit us on the web at americanmoneymanagement.com. Mutual fund investing involves risk, including possible loss of principal.